UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 19, 2010

RIDGEWOOD ELECTRIC POWER TRUST III
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23432	22-3264565
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1314 King Street, Wilmington, DE	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(302) 888-7444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On November 19, 2010, 100% of the membership interests in:

•
Rhode Island LFG Genco, LLC, which was owned by Ridgewood Electric Power Trust I (“Trust I”) (through its 100% ownership of Ridgewood Olinda, LLC), Ridgewood Electric Power Trust III (“Trust III”), Ridgewood Electric Power Trust IV (“Trust IV”) and Ridgewood Power B Fund/Providence Expansion (“B Fund” and collectively with Trust I, Trust III and Trust IV, each a “Trust” and together, the “Trusts”), and

•	Brea Parent 2007, LLC, which was wholly owned by Trust I

were sold to Broadrock Biopower I LLC (the “Buyer”) for cash (the “Sale”), pursuant to the terms and subject to the conditions of the Interest Purchase Agreement dated as of July 26, 2010 (the “Interest Purchase Agreement”).

Rhode Island LFG Genco, LLC, a Delaware limited liability company (“RILG”), directly and indirectly through its wholly owned subsidiaries, owns and operates the landfill-gas-fired electricity generating facilities located, and holds contractual rights to all the landfill gas produced, at the Central Landfill in Johnston, Rhode Island. RILG was owned 6.8% by Trust I, 19.6% by Trust III, 35.2% by Trust IV and 38.4% by B Fund.

Brea Parent 2007, LLC, a Delaware limited liability company (“Brea”), directly and indirectly through its wholly owned subsidiaries, owns and operates landfill-gas-fired electricity generating facility located, and holds contractual rights to all of the landfill gas produced, at the Olinda Alpha Landfill in Brea, California. Brea was wholly owned by Trust I.

Pursuant to the Interest Purchase Agreement, the gross sales price for the assets totaled $26,264,015, before payments in respect of certain of Sellers' legal and investment banking fees of $1,125,000 made by the Buyer on behalf of the Sellers, and is comprised of:

•	a base amount equal to $17,500,000 for RILG and $7,500,000 for Brea;
•	plus $1,010,346 and $32,044 for the estimated net working capital of RILG and Brea, respectively, as of the closing date;
•
plus an adjustment of $589,050 and $252,450 for RILG and Brea, respectively, for changes in the swap rate (as defined in the Interest Purchase Agreement) on the closing date compared to the swap rate on July 15, 2010; and

•	minus $395,294 for RILG and $224,581 for Brea, for payments to be made by the Buyer to employees working at RILG and Brea as retention bonuses and severance payments.

The estimated net working capital of RILG and Brea is subject to adjustment, expected to occur within 90 days following the closing, to reflect the difference between estimated and actual net working capital at closing determined after a post-closing review.

In connection with the indemnification obligations of the Trusts under the Interest Purchase Agreement, the Buyer will hold back $5 million of the gross sales price for a period of 9 months after the closing of the Sale. This holdback amount is comprised of $2 million from the portion of the gross sales price related to Brea and $3 million from the portion related to RILG. This holdback amount also will be used, if needed, to pay any amounts owed by the Trusts to the Buyer once the final net working capital adjustment is determined after the closing in accordance with the Interest Purchase Agreement.

On a Trust by Trust basis, the gross sales price and the amounts held back by the Buyer are presented below. The difference between the gross sales price less the amount held back and the amounts paid on behalf of the Sellers was paid, in cash, to the Trusts at the closing of the Sale.

	Gross Sales Price	Holdbacks
Trust I	$8,831,792	$2,204,000
Trust III	3,666,004	588,000
Trust IV	6,583,844	1,056,000
B Fund	7,182,375	1,152,000
Total	$26,264,015	$5,000,000

Each of the above Trusts expect to make an initial cash distribution to its shareholders in the near future. The Managing Shareholder does not expect to have the Trusts make additional distributions, after the initial distribution, until amounts held back by the Buyer, if any, are distributed. In regards to Trust III, the Managing Shareholder may authorize an interim distribution assuming the dispute with certain of its subsidiaries with Pacific Gas & Electric Company is satisfactorily resolved.

Upon the closing of the Sale certain related agreements became effective, including:

•
A transition services agreement, under which Ridgewood Power Management LLC (“RPM”), an affiliate of the Managing Shareholder, will provide office space, payroll services, computer and phone services, and accounting and administrative services and other services to the Buyer, its parent company and RILG and Brea (including their respective subsidiaries) for up to six months after the closing of the Sale. The Buyer will pay RPM $100,000 per month for the provision of the services and may terminate the agreement at any time upon 30 days notice; and

•
Individual employment agreements, between MIP II Greenpower LLC (“Greenpower”), an affiliate of the Buyer, and Randall D. Holmes, the former President and Chief Executive Officer of each of the Trusts, and two other former senior officers of the Managing Shareholder.  Mr. Holmes will be employed as president and chief executive officer of Greenpower, and the other two officers will be employed as Greenpower’s chief development officer and chief financial officer, respectively. Under their new employment agreements, each officer, including Mr. Holmes, will:

o	be entitled to an annual base salary of $400,000;
o	be eligible for an annual cash bonus targeted at 50% of base salary at the time;
o	be eligible for a completion bonus equal to at least 100% of base salary upon the completion of planned construction at both Brea and RILG; and
o	be entitled to participate in any equity incentive plan generally available to senior management of Greenpower.

Each employment agreement is an “at-will” agreement and can be terminated at any time by either party, and if terminated, the executives are not eligible to receive any severance payments.

As a result of the Sale, none of the Trusts has any further obligations with respect to the expansion or development of the RILG or Brea landfill-gas-fired electricity generating facilities.

Since the RILG and Brea landfill-gas businesses represented all, or substantially all, of the assets of the respective Trusts, upon the closing of the Sale each Trust commenced liquidation and dissolution pursuant to its respective plan of liquidation and dissolution, a copy of which was included as an annex to the consent statement regarding the Sale for each Trust.

On November 22, 2010, Ridgewood Renewable Power LLC, the Managing Shareholder of the Trusts, and the Buyer issued a joint press release regarding the sale of landfill-gas businesses. The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

The foregoing description of certain terms and provisions of the Interest Purchase Agreement in this report is not complete and is qualified in its entirety by reference to the Interest Purchase Agreement, a copy of which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2010 by Trust III as an exhibit to its Current Report on Form 8-K dated July 29, 2010 and is incorporated herein by reference.

The Interest Purchase Agreement has been incorporated herein to provide investors with information regarding its terms. The Interest Purchase Agreement, and the description of the agreement, are not intended to provide any other factual information about the parties thereto, the Trusts, or their respective subsidiaries or affiliates. The Interest Purchase Agreement may contain representations and warranties of the parties to the agreement made solely for the benefit of the other parties to the agreement, and used for the purpose of allocating risk between the parties. The assertions embodied in any such representations and warranties are not categorical statements of fact and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Interest Purchase Agreement. While the Trusts do not believe that the disclosure schedules contain non-public information that the securities laws require to be publicly disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Interest Purchase Agreement. Moreover, any representations and warranties made by the parties may apply standards of materiality in a way that is different from what may be material to investors, and were made only as of July 26, 2010, or such other date or dates as may be specified in the Interest Purchase Agreement, and are subject to more recent developments. Accordingly, any representations and warranties in the Interest Purchase Agreement should not be read in isolation, but only in conjunction with the other information about the parties to the agreement that Trust III and Trust IV include in reports and statements they file with the SEC.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2010, Ridgewood Renewable Power LLC, the Managing Shareholder of the Trusts, including Trust III:

•
accepted the resignation of Randall D. Holmes, who served as President and Chief Executive Officer of each of the Trusts, various project companies in which the Trusts has interests, and the Managing Shareholder; and

•	appointed Jeffrey H. Strasberg to replace Mr. Holmes in all such capacities.

Mr. Holmes resigned to take an employment position with an affiliate of the Buyer in the Sale of RILG and Brea described in Item 2.01 above.

Mr. Strasberg, 53, has served as Executive Vice President and Chief Financial Officer of Trust III and the other Trusts, the Managing Shareholder and limited liability companies affiliated with the Managing Shareholder since May 2007 and will retain the position of Chief Financial Officer of each such entity. Mr. Strasberg also serves as Senior Vice President and Chief Financial Officer of Ridgewood Capital Management LLC and affiliated limited liability companies and Ridgewood Securities Corporation and has done so since April 2005. Mr. Strasberg joined Ridgewood Capital Management in 1998, where his initial responsibilities were to serve as interim Chief Financial Officer of various portfolio companies in which trusts affiliated with Ridgewood Capital Management had interests. Mr. Strasberg is a Certified Public Accountant and a graduate of the University of Florida.

The executive officers of the Trusts, including Mr. Strasberg, do not receive compensation directly from the Trusts or any of their respective subsidiaries. These officers provide managerial services to the Trusts in accordance with the terms of each Trust’s respective Declaration of Trust. The Managing Shareholder, directly or through affiliated management companies, determines and pays the compensation of these officers. Each of the executive officers of the Trusts also serves as an executive officer of the Managing Shareholder and other trusts managed by the Managing Shareholder and its affiliates.

Each Trust does, however, pay the Managing Shareholder a management fee, and the Managing Shareholder may determine to use a portion of the proceeds from those management fees to pay compensation to executive officers of the Trusts. See Item 13. “Certain Relationships and Related Transactions, and Director Independence” in the Trust III Annual Report on Form 10-K for the year ended December 31, 2009, filed with the SEC on March 25, 2010, for more information regarding Managing Shareholder compensation and payments to affiliated entities.

The Managing Shareholder and Ridgewood Capital Management are both controlled by Robert E. Swanson, who is the manager and chairman, and who, together with his family trusts, owns all of the membership interests of each entity. Ridgewood Securities Corporation is also owned and controlled by Mr. Swanson.

Cautionary Statement Regarding Forward-looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and the “safe harbor” provisions thereof. These forward-looking statements are usually accompanied by the words “anticipates,” “believes,” “plan,” “seek,” “expects,” “intends,” “estimates,” “projects,” “will receive,” “will likely result,” “will continue,” “future,” “would,” “should,” “could” and similar terms and expressions.

These forward-looking statements reflect management’s current views with respect to future events. To make these statements, management of the Trusts has had to make assumptions as to the future. In some cases, management has also had to make estimates about events that have already occurred, and to rely on data that may be found to be inaccurate at a later time. Because these forward-looking statements are based on assumptions, estimates and changeable data, and because any attempt to predict the future is subject to other errors, future results may be materially different from those discussed or anticipated in this report. Some of the events that could cause actual results to differ materially from those anticipated include, among other things, actual transaction costs and expenses varying from estimated amounts and other factors discussed under “Forward-Looking Statements” in Trust III’s definitive consent statement on Schedule 14A filed with the SEC on August 25, 2010.

Forward-looking statements should not be relied upon without considering all of the factors that could make them inaccurate. The Trusts undertake no obligation to publicly revise these forward-looking statements to reflect events or circumstances that may arise after the date of this report. All subsequent written or oral forward-looking statements attributable to the Trusts or persons acting on the Trusts’ behalf are expressly qualified in their entirety by this section.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title
2.1	Interest Purchase Agreement dated as of July 26, 2010 (incorporated by reference to Exhibit 2.1 to Trust III’s Current Report on Form 8-K, filed with the SEC on July 29, 2010)

10.1
Ridgewood Electric Power Trust III Plan of Liquidation and Dissolution (incorporated by reference to Annex F to Trust III’s Definitive Consent Statement on Schedule 14A, filed with the SEC on August 25, 2010)

99.1	Press Release, dated November 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ELECTRIC POWER TRUST III

Date:	November 22, 2010	By:	/s/ Jeffrey H. Strasberg
		Name:	Jeffrey H. Strasberg
		Title:	Chief Executive and Financial Officer

EXHIBIT INDEX

Exhibit No.	Title
2.1	Interest Purchase Agreement dated as of July 26, 2010 (incorporated by reference to Exhibit 2.1 to Trust III’s Current Report on Form 8-K, filed with the SEC on July 29, 2010)

10.1
Ridgewood Electric Power Trust III Plan of Liquidation and Dissolution (incorporated by reference to Annex F to Trust III’s Definitive Consent Statement on Schedule 14A, filed with the SEC on August 25, 2010)

99.1	Press Release, dated November 22, 2010